UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23689

PUERTO RICO RESIDENTS BOND FUND I

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: September 30

Date of reporting period: October 1, 2024 – March 31, 2025

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Bond Fund I March 31, 2025 Semi-Annual Report

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

LETTER TO SHAREHOLDERS

April 18, 2025

Dear Shareholder:

Puerto Rico Residents Bond Fund I (the “Fund”) is pleased to present this Letter to Shareholders for the six-month period ended March 31, 2025.

After intense debate about the health of the economy and progress in the fight to lower inflation, the Federal Reserve Board (the “Fed”) commenced lowering interest rates at its September 2024 meeting. Overall, the Fed lowered the federal funds rate by a total of 1.00% during the last three meetings of calendar 2024. The Fed then maintained the range unchanged at its next two meetings in January 2025 and March 2025. The federal funds rate closed the period in the range of 4.25% to 4.50%.

The Fed members’ economic projections released after the March 2025 meeting, projected slower growth in gross domestic product (“GDP”) and slightly higher inflation than the December 2024 projections. The Fed indicated the current policy was appropriate as they assess the impact on the economy of President Trump’s economic agenda, including the implementation of tariffs. According to its statement, the Fed views the economy as continuing to expand at a solid pace.

The yield of the 10-year U.S. Treasury note traded in a wide range during the period. Using Bloomberg month-end closing yields, the low was 3.78% in September 2024 (the beginning of the Fed easing cycle) and the high was 4.57% in December 2024, after the Fed projected a slower pace of Fed cuts and the markets braced for the roll out of President Trump’s new economic policies, including tariffs and the restructuring of federal government agencies. The February 2025 Bureau of Labor Statistics unemployment report showed a 10,000 job decline in federal employment.

The yield of the 10-year U.S. Treasury note increased during the period, closing the period at 4.21% versus 3.78% at the beginning of period. The yield curve steepened during the Fund’s reporting period. The spread of the 2-year U.S Treasury note versus the 10-year U.S. Treasury note was 0.31% at the end of the period.

On April 2, 2025, President Trump announced his long-awaited reciprocal tariff plan. It was much more comprehensive than anticipated as all countries were levied with a minimum 10% tariff on imported goods. China was one of the highest at 34%. Most countries took a wait and see attitude and on April 10, President Trump suspended the tariffs until July 8 for all countries, except China, to provide time to negotiate trade agreements. China retaliated with its own tariffs on U.S goods prompting even more tariffs from the U.S. and by April 11 the tariffs between both countries had reached 125%.

Equity markets had a very negative reaction to the April 2 announcement. In the next two trading days, major indexes decreased by 10% or more, the NASDAQ being the worst performer. On April 10, when the 90-day suspension was announced, the indexes had one of their best one- day performances ever, recouping a large portion of the losses. However, volatility is high, and the market remains on edge to evolving news.

Semi-Annual Report | March 31, 2025	1

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

The bond market’s initial reaction was a decrease in yield, driven by a flight to quality trade. The yield of the 10-year U.S. Treasury note decreased to as low as 3.90%. However, as the market digested the news, the focus turned to the potential inflationary impact of such sweeping tariffs. The yield increased to a high of 4.50%. This yield attracted buyers, and the ten-year note closed at 4.33% on April 18.

Chairman Powell provided the Fed’s assessment of the economic outlook in a speech on April 16, 2025, at the Economic Club of Chicago. The Fed’s assessment is that recent economic indicators like consumer sentiment and employment growth point to slower growth in first quarter GDP this year. However, “the U.S. economy is still in a solid position”. Inflation has decreased but is still above the Fed’s 2% objective. The new administration’s policy changes are substantial and “the level of tariff increases announced so far is significantly larger than anticipated”. The potential economic effects could be both higher inflation and slower economic growth. This could lead to a “challenging scenario in which our dual mandate goals are in tension”. The Fed will continue to analyze incoming data.

For the time being, the market does not expect the Fed to adjust the federal funds rate at its next meeting in May 2025. As of April 18, 2025, the probability of the Fed leaving the federal funds rate unchanged at its May 2025 meeting, as implied by the Chicago Mercantile Exchange 30-day federal funds futures prices, is 87%. The implied probability of a 0.25% federal funds rate cut at the June 2025 meeting is 54%.

Uncertainty over the pace of subsequent rate cuts, the implementation of new economic policies, the ongoing restructuring of the federal government, the shape of the yield curve, and elevated geopolitical risks continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

This letter is intended to assist shareholders in understanding how the Fund performed during the six- month period ended March 31, 2025. The views and opinions in the letter were current as of April 18, 2025. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

2	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its offerings of securities pending registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from October 1, 2024, to March 31, 2025:

Six-Month Period
Based on market price	2.87%
Based on net asset value	-2.23%

The following table provides summary data on the Fund’s dividends for the reporting period based on net asset value (“NAV”), and market price as of March 31, 2025:

Dividend yield based on market value	3.11%
Dividend yield based on NAV	1.70%
NAV	$3.23
Market Price	$1.77
Premium (discount) to NAV	(45.2%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. All monthly dividends paid by the Fund during the period were paid from net investment income from the current reporting period. The basis of the distributions is the Fund’s net investment income for tax purposes. See Note 10 to the financial statements for a reconciliation of book and taxable income.

Semi-Annual Report | March 31, 2025	3

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

The chart below reflects the breakdown of the Fund’s investment portfolio as of March 31, 2025. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation as of March 31, 2025

Asset Allocation as a % of Total Portfolio

As of March 31, 2025, the largest Puerto Rico municipal bond holdings in the portfolio, representing 34.1%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amounts to $531.7 million for fiscal year 2025, and a 4% increase each year, capping out at $992.5 million in fiscal year 2041. As interest rates increased, the valuation of the COFINA bonds decreased during the period. Transfers to the trustee for the redemption of the bonds for the fiscal year 2025 commenced on July 1, 2024. As of October 2024, 100% of the required Puerto Rico sales and use tax (IVU) COFINA collections had been transferred to the trustee.

The balance of the Puerto Rico municipal bonds, representing 0.4% of the portfolio, consist of two bonds received during the Puerto Rico municipal bond restructuring process. The first one is a contingent value instrument (“CVI”) bond from the Puerto Rico Highway and Transportation Authority. This bond makes yearly distributions, if any, based on the collections of rum taxes over a base amount. The second bond is issued by the Puerto Rico Industrial Development Company Bond (“PRIDCO”). The bond has a coupon of 7% and matures in 2054. It is collateralized with the industrial properties owned by PRIDCO. The bond was not rated at issuance and remains unrated at period end.

The Fund owns Puerto Rico mortgage-backed securities (“MBS”) representing 5.9% of the portfolio. They consist of MBS issued and guaranteed, or collateralized, by U.S. agencies, 5.7%, and a mortgage participation certificate (the “Certificate”), 0.2%. The Certificate was purchased from a local financial institution in 2004 and is comprised of conventional residential mortgages originated on or before the purchase date. The balance of the MBS decreased during the period from the repayment of the underlying mortgages and the valuation of the MBS decreased during the period, driven by higher interest rates.

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Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

The Fund’s U.S. holdings are comprised of U.S. agencies and a U.S. municipal general obligation bond representing 58.6% and 1.0%, respectively of the portfolio. Both the U.S. agencies and the U.S. municipal bond decreased in value during the period in response to higher interest rates across the yield curve.

The Fund’s NAV decreased $0.13 during the period from $3.36 at the beginning of the period to $3.23 at period-end. As discussed above, there was a decrease in the valuation of the Fund’s portfolio. At period-end the Fund’s indicated market value was a 45.2% discount to its NAV, a decrease from the discount of 47.9% at the beginning of the period.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)

U.S. Agencies	58.6%

Puerto Rico Instrumentalities	34.5%

Mortgage-Backed Securities	5.9%

U.S. Municipal Bonds	1.0%

Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	40.4%

U.S.	59.6%

Total	100.0%

The following table shows the ratings of the Fund’s portfolio securities as of March 31, 2025. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent

AAA	64.3%

AA	1.0%

A	0.0%

BBB	0.0%

Below BBB	0.2%

Not Rated	34.5%

Total	100%

The “Not-Rated” category is mostly comprised of restructured COFINA bonds issued in 2019, a PRIDCO bond, and a CVI bond from the restructuring of the Puerto Rico Highway and Transportation Authority. The restructured COFINA bonds were issued without a rating from any of the rating agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2025, the COFINA Board had not applied for a rating.

Semi-Annual Report | March 31, 2025	5

Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not consider the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

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Puerto Rico Residents Bond Fund I	Portfolio Update
March 31, 2025 (Unaudited)

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue tax exempt secured obligations (“TSOs”) in the local market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

As of March 31, 2025, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$15,325,000
Leverage Ratio[1]	22.9%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the financial statements for further details on outstanding leverage during the period.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

Semi-Annual Report | March 31, 2025	7

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (80.85%)
US Government and Agency Obligations (80.85%)
$ 23,040,000	Federal Home Loan Bank(a)	5.500%	07/15/36	$25,050,034
1,000,000	Federal Home Loan Bank	5.875%	10/21/44	999,998
7,500,000	Federal Home Loan Bank	5.800%	12/05/44	7,521,793
3,500,000	Federal Home Loan Bank	5.870%	04/10/45	3,499,621
1,650,000	Federal Farm Credit Banks Funding Corp.	5.200%	02/06/26	1,664,038

				38,735,484

Total Government Bonds (Cost $38,987,838)				38,735,484

Municipal Bonds (49.00%)
California (1.33%)
530,000	State of California, General Obligation Unlimited Bonds(b)	7.625%	03/01/40	637,522

Puerto Rico (47.67%)
325,619	Puerto Rico Commonwealth CVI - Highway 1998, Revenue Bonds	0.000%	11/01/51	202,291
89,000	Puerto Rico Industrial Development Company, Revenue Bonds	7.000%	01/01/54	84,550
717,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	712,382
363,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	359,300
2,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	2,568,991
8,159,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	8,034,628
7,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/46	2,503,675
7,429,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/51	1,794,216
3,702,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	3,607,176

 See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico (47.67%) (continued)
$ 110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	$103,010
3,013,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	2,867,953

				22,838,172

Total Municipal Bonds (Cost $23,480,773)				23,475,694

Mortgage-Backed Securities (7.66%)
GNMA Bonds(d) (5.67%)
200,768	GNMA Pool 528153	5.500%	04/15/34	202,695
48,791	GNMA Pool 495082	6.000%	10/15/29	48,765
43,281	GNMA Pool 529775	6.500%	01/15/31	43,322
46,840	GNMA Pool 529933	6.500%	07/15/31	46,971
111,826	GNMA Pool 529937	6.500%	07/15/31	114,553
121,869	GNMA Pool 529936	6.500%	07/15/31	124,460
223,339	GNMA Pool 568320	6.500%	01/15/32	230,641
419,869	GNMA Pool 554086	6.500%	01/15/32	434,306
151,064	GNMA Pool 568337	6.500%	08/15/32	154,783
29,185	GNMA Pool 420135	7.000%	06/15/26	29,202
32,099	GNMA Pool 437566	7.000%	08/15/26	32,157
41,414	GNMA Pool 437598	7.000%	10/15/26	41,538
34,653	GNMA Pool 448422	7.000%	02/15/27	34,697
43,655	GNMA Pool 449304	7.000%	04/15/27	43,775
32,746	GNMA Pool 449306	7.000%	05/15/27	32,745
56,273	GNMA Pool 449320	7.000%	06/15/27	56,486
44,341	GNMA Pool 449307	7.000%	06/15/27	44,418
48,279	GNMA Pool 449322	7.000%	07/15/27	48,715
21,268	GNMA Pool 470956	7.000%	12/15/28	21,318
21,945	GNMA Pool 494961	7.000%	01/15/29	21,970
10,366	GNMA Pool 494960	7.000%	01/15/29	10,358
20,888	GNMA Pool 487379	7.000%	01/15/29	21,034
30,341	GNMA Pool 487411	7.000%	02/15/29	30,477
28,957	GNMA Pool 487410	7.000%	02/15/29	29,087
13,035	GNMA Pool 494964	7.000%	02/15/29	13,125
20,711	GNMA Pool 494983	7.000%	02/15/29	20,855
7,056	GNMA Pool 494985	7.000%	02/15/29	7,081
11,407	GNMA Pool 494963	7.000%	02/15/29	11,485
16,117	GNMA Pool 494982	7.000%	03/15/29	16,232
25,191	GNMA Pool 494986	7.000%	03/15/29	25,304
50,908	GNMA Pool 494988	7.000%	03/15/29	51,126
17,678	GNMA Pool 487434	7.000%	03/15/29	17,799
41,974	GNMA Pool 494990	7.000%	03/15/29	42,071
16,948	GNMA Pool 495016	7.000%	04/15/29	17,044

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	9

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
GNMA Bonds(d) (5.67%) (continued)
$ 13,262	GNMA Pool 495020	7.000%	04/15/29	$13,353
26,220	GNMA Pool 487491	7.000%	05/15/29	26,353
40,467	GNMA Pool 487503	7.000%	05/15/29	41,059
29,944	GNMA Pool 487505	7.000%	05/15/29	30,009
39,244	GNMA Pool 397428	7.500%	07/15/25	39,212
44,614	GNMA Pool 407856	7.500%	08/15/25	44,601
40,676	GNMA Pool 411897	7.500%	09/15/25	40,659
34,811	GNMA Pool 417909	7.500%	09/15/25	34,820
32,161	GNMA Pool 407874	7.500%	11/15/25	32,152
47,469	GNMA Pool 425508	7.500%	11/15/25	47,477
46,138	GNMA Pool 425505	7.500%	11/15/25	46,062
47,141	GNMA Pool 417928	7.500%	12/15/25	47,181
33,579	GNMA Pool 437629	7.500%	01/15/27	33,611
34,719	GNMA Pool 437628	7.500%	02/15/27	34,820
45,526	GNMA Pool 449324	7.500%	07/15/27	45,765
15,586	GNMA Pool 470963	7.500%	10/15/28	15,654
25,761	GNMA Pool 494992	7.500%	02/15/29	25,846

				2,719,229

Freddie Mac Bonds(e) (0.16%)
47,381	FGLMC Pool A50498	6.000%	07/01/36	48,661
25,257	FGLMC Pool C32273	7.000%	10/01/29	26,397

				75,058

Fannie Mae Bonds(f) (1.62%)
477,052	FNMA Pool 849999	5.000%	01/01/36	480,043
23,378	FNMA Pool 445589	6.500%	12/01/28	24,102
7,316	FNMA Pool 441414	7.000%	09/01/28	7,638
3,238	FNMA Pool 445590	7.000%	12/01/28	3,380
16,783	FNMA Pool 445598	7.000%	01/01/29	17,522
38,622	FNMA Pool 488054	7.000%	03/01/29	40,323
70,317	FNMA Pool 488057	7.000%	03/01/29	73,414
43,790	FNMA Pool 488064	7.000%	03/01/29	45,719
23,452	FNMA Pool 573429	7.000%	03/01/31	24,485
28,614	FNMA Pool 483685	7.500%	12/01/28	28,636
14,497	FNMA Pool 488060	7.500%	03/01/29	14,452
12,271	FNMA Pool 504170	8.000%	09/01/29	12,265
3,426	FNMA Pool 536024	8.500%	05/01/30	3,437

				775,416

Mortgage Participation Certificates
120,417	Conventional Mortgage Obligation(g)	6.690%	04/01/34	100,596

Total Mortgage-Backed Securities (Cost $3,640,093)				3,670,299

 See Notes to Financial Statements.

10	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2025 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Tax Exempt Notes (0.48%)(h)
$ 39,301	Community Endowment, Inc - collateralized by GN487557	7.000%	07/15/29	$39,488
24,965	Community Endowment, Inc - collateralized by GN487559	7.000%	07/15/29	25,115
17,262	Community Endowment, Inc - collateralized by GN508624	7.000%	07/15/29	17,375
18,405	Community Endowment, Inc - collateralized by GN508630	7.000%	07/15/29	18,527
22,084	Community Endowment, Inc - collateralized by GN508631	7.000%	07/15/29	22,205
20,424	Community Endowment, Inc - collateralized by GN508642	7.000%	08/15/29	20,557
24,389	Community Endowment, Inc - collateralized by GN509243	7.500%	10/15/29	24,363
14,942	Community Endowment, Inc - collateralized by GN514581	7.000%	08/15/29	15,038
16,083	Community Endowment, Inc - collateralized by GN514603	7.000%	09/15/29	16,186
13,105	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	13,309
9,420	Community Endowment, Inc - collateralized by GN514582	7.000%	08/15/29	9,491
8,037	Community Endowment, Inc - collaterized by FNMA 536042	8.000%	09/01/30	8,438

				230,092

Total Tax Exempt Notes (Cost $228,419)				230,092

Total Investments (137.99%) (Cost $66,337,123)				$66,111,569

Liabilities in Excess of Other Assets (-37.99%)				(18,201,632)

NET ASSETS (100.00%)				$47,909,937

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)

GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	11

Puerto Rico Residents Bond Fund I	Schedule of Investments
March 31, 2025 (Unaudited)

(e)

Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)

Fannie Mae - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)

As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(h)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street Securities(a)	4.60%	03/06/2025	04/10/2025	$15,325,000

				$15,325,000

(a) Reverse Repurchase Agreement with South Street Securities, $15,325,000 4.60% dated March 6, 2025, due April 10, 2025 (collateralized by U.S. government agencies and instrumentalities with a face amount of $14,945,000 and a fair value of $16,248,818; 5.50%, with maturity dates of July 15, 2036).

 See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Statement of Assets and Liabilities
March 31, 2025 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $16,435,900)	$16,248,818
Other securities, at fair value (cost $49,901,223)	49,862,751

$66,111,569

Cash and cash equivalents	229,825
Interest receivable	688,166
Prepaid and other assets	23,055
Total Assets	67,052,615

LIABILITIES:
Reverse repurchase agreements (cost $15,325,000)	15,325,000
Interest payable	50,913
Payable for investments purchased	3,500,000
Dividends payable	136,071
Payable to Adviser	13,664
Payable to fund accounting and administration	28,488
Payable to transfer agency	1,353
Payable for compliance fees	5,937
Payable for custodian fees	494
Payable for audit fees	55,749
Other payables	25,009
Total Liabilities	19,142,678

Net Assets	$47,909,937

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – 14,838,763 units of fractional undivided interest outstanding	$186,857,836
Accumulated deficit	(138,947,899)

Net Assets	$47,909,937

PRICING OF SHARES:
Net Assets	$47,909,937
Common units outstanding	14,838,763

Net asset value per share	$3.23

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	13

Puerto Rico Residents Bond Fund I	Statement of Operations
For the six months ended March 31, 2025 (Unaudited)

INVESTMENT INCOME:
Interest	$1,460,369
Other Income	570

Total Investment Income	1,460,939

EXPENSES:
Investment advisers fee	153,512
Accounting and administration fees	64,991
Compliance expense	6,347
Transfer agent expenses	6,248
Interest expense	308,993
Audit expenses	37,096
Legal expenses	21,639
Custodian fees	9,467
Director expenses	13,664
Printing expenses	6,600
Insurance fee	53,769
Other expenses	21,097

Total expenses before voluntary waiver	703,423
Less fees voluntarily waived by Investment Advisers	(76,627)

Total Expenses	626,796

Net Investment Income	834,143

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on:
Investments	24,013

Net realized gain	24,013

Net change in unrealized depreciation on:
Investments	(1,929,786)

Net change in unrealized depreciation	(1,929,786)

Net Realized and Unrealized Loss on Investments	(1,905,773)

Net Decrease in Net Assets Resulting from Operations	$(1,071,630)

 See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2025	For the Year Ended September 30, 2024
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$834,143	$1,636,000
Net realized gain on investments	24,013	285,790
Net change in unrealized appreciation/(depreciation)	(1,929,786)	4,817,224

Net increase/(decrease) in net assets resulting from operations	(1,071,630)	6,739,014

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(816,125)	(1,631,997)

Net decrease in net assets from dividends	(816,125)	(1,631,997)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	5,088	9,915

Net increase in net assets from capital share transactions	5,088	9,915

Net Increase/(Decrease) in Net Assets	(1,882,667)	5,116,932

NET ASSETS:
Beginning of period	49,792,604	44,675,672

End of period	$47,909,937	$49,792,604

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	15

Puerto Rico Residents Bond Fund I	Statement of Cash Flows
For the six months ended March 31, 2025 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(1,071,630)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(8,500,000)
Proceeds from disposition of investment securities	551,421
Amortization of premium and accretion of discount on investments, net	(36,892)
Net realized gain on:
Investments	(24,013)
Net change in unrealized depreciation on:
Investments	1,929,786
(Increase)/Decrease in assets:
Interest receivable	(154,268)
Prepaid and other assets	53,769
Increase/(Decrease) in liabilities:
Payable for interest expense	38,216
Payable to Advisers	1,215
Payable to fund accounting and administration fees	(4,603)
Payable to Transfer agency	1,248
Payable for Compliance fees	2,885
Payable for Custodian fees	494
Payable for Audit fees	(25,909)
Other payables	(5,404)

Net cash used in operating activities	$(7,243,685)

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$79,107,683
Securities sold under reverse repurchase agreements	(71,107,683)
Cash distributions paid to common shareholders - net of distributions reinvested	(811,023)

Net cash provided by financing activities	$7,188,977

Net decrease in cash and cash equivalents	$(54,708)
Cash and cash equivalents, beginning of period	$284,533
Cash and cash equivalents, end of period	$229,825

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$270,777

NON-CASH ACTIVITIES:
Reinvestment of dividends	$5,088

 See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Financial Highlights
For a unit outstanding during the periods presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value - beginning of period	$ 3.36	$ 3.01	$ 3.05	$ 4.05	$ 4.14

Income/(loss) from investment operations:

Net investment income(a)	0.06	0.11	0.10	0.16	0.15

Net realized and unrealized gain/(loss)	(0.13)	0.35	(0.02)	1.00	(0.07)

Total income/(loss) from investment operations	(0.07)	0.46	0.08	0.84	0.08

Less distributions:

Dividends from net investment income	(0.06)	(0.11)	(0.12)	(0.16)	(0.17)

Total distributions	(0.06)	(0.11)	(0.12)	(0.16)	(0.17)
Net increase/(decrease) in net asset value	(0.13)	0.35	(0.04)	1.00	(0.09)

Net asset value - end of period	$ 3.23	$ 3.36	$ 3.01	$ 3.05	$ 4.05

Market value per share - end of period(b)	$ 1.77	$ 1.75	$ 1.20	$ 1.38	$ 2.75

Total Return - Net Asset Value(c)	(2.23%)(d)	15.50%	2.41%	(24.36%)	3.22%

Total Return - Market Price(e)	2.87%(d)	50.89%	(9.77%)	(49.60%)	9.91%

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	17

Puerto Rico Residents Bond Fund I	Financial Highlights
For a unit outstanding during the periods presented

	For the Six Months Ended March 31, 2025 (Unaudited)	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Supplemental Data:

Net assets, end of period (in thousands)	$47,910	$49,793	$44,676	$45,248	$60,038

Ratios to Average Net Assets(f)

Ratio of gross expenses to average net assets(g)	2.93%(h)	3.07%	2.94%	1.78%	1.73%

Ratio of net expenses to average net assets(g)(i)	2.61%(h)	2.63%	2.52%	1.31%	1.27%

Ratio of gross operating expenses to average net assets(j)	1.64%(h)	1.71%	1.92%	1.50%	1.66%

Interest and leverage related expenses to average net assets	1.29%(h)	1.36%	1.02%	0.28%	0.07%

Ratio of net investment income to average net assets(i)	3.48%(h)	3.41%	3.27%	4.44%	3.72%

Portfolio turnover rate	0.88%(d)	0.14%	7.9%	0%	0%

(a)

Based on weekly average outstanding common shares of 14,838,023 for the period ended March 31, 2025, 14,835,718, for the year ended September 30, 2024, 14,832,586 for the year ended September 30, 2023, 14,827,841 for the year ended September 30, 2022 and 14,825,237 for the year ended September 30, 2021.

(b)

End of year market values are provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund’s shares and an affiliated party.
(f)

Based on average net assets attributable to common shares of $48,133,830 for the period ended March 31, 2025, $47,751,888 for the year ended September 30, 2024, $46,875,852 for the year ended September 30, 2023, $53,606,653 for the year ended September 30, 2022, and $61,244,835 for the year ended September 30, 2021.

(g)	Expenses include both operating and interest and leverage related expenses.
(h)	Annualized.

 See Notes to Financial Statements.

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Puerto Rico Residents Bond Fund I	Financial Highlights
For a unit outstanding during the periods presented

(i)

The effect of the expenses waived for the period ended March 31, 2025, September 30, 2024, 2023, 2022, 2021 was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.32%, 0.44%, 0.42%, 0.47% and 0.46%, respectively.

(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

 See Notes to Financial Statements.

Semi-Annual Report | March 31, 2025	19

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Bond Fund I (the “Fund”) is a non-diversified closed-end management investment company. The Fund is an investment trust organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. The Fund was created pursuant to an agreement and deed of trust entered into by and between Popular Securities, LLC and UBS Financial Services Inc. as settlers, and their affiliates, Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico, as trustees.

The Fund’s investment objective is to achieve a high level of tax-advantaged current income consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, is the sole investment adviser to the Fund. Popular Asset Management LLC had been a co-investment adviser to the Fund until June 17, 2024, when it resigned. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2025, cash and cash equivalents consisted of a time deposit open account amounting to $229,825 with JPMorgan Chase Bank, N.A.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

(b)

Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) (refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non- Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period ended March 31, 2025, the Fund did not incur any interest or penalties.

Semi-Annual Report | March 31, 2025	21

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

(d)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common unitholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows. Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)

Dividends and Distributions to Unitholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its unitholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (see Note 6).

(g)

Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

by JPMorgan Chase Bank, N.A. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short- or medium- term notes outstanding for the six-month period ended March 31, 2025.

(h)

Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the period ended March 31, 2025, losses on mortgage-backed securities paydowns decreased interest income in the amount of $12,006 related to net realized gain on mortgage-backed securities paydowns (see Note 10).

(i)

Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss. There were no restructuring expenses throughout the period.

(j)

Operating Segments – In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (ASU 2023-007). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and required retrospective application for all periods presented within the financial statements.

An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s financial statements. The accounting policies of the Fund are consistent with those described in the included Notes to Financial Statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(k)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the

Semi-Annual Report | March 31, 2025	23

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1	–

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2	–

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3	–

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including, but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar

Semi-Annual Report | March 31, 2025	25

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$38,965,576	$–	$38,965,576
Municipal Bonds	–	23,475,694	–	23,475,694
Mortgage-Backed Securities	–	3,569,703	100,596	3,670,299

Total	$–	$66,010,973	$100,596	$66,111,569

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2025:

Asset Type	Mortgage-Backed Securities	Total
Balance as of September 30, 2024	$106,726	$106,726
Accrued Discount/premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation	1,315	1,315
Purchases	–	–
Sales Proceeds	(7,445)	(7,445)

Balance as of March 31, 2025	$100,596	$100,596

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2025	$1,315	$1,315

The table below provides additional information about the Level 3 fair value measurements as of March 31, 2025:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Price
Doral Financial Participation Certificate 2004 Series	$100,596	Discounted Cash Flow	Constant prepayment rate 4.64% Probability of default 11.05% Loss severity 4.81% Discount rate 15.39%	83.54

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period-end there were no temporary cash investments.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.30% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the period ended March 31, 2025, the gross investment advisory fees amounted to $153,512, of which $13,664 remains payable at March 31, 2025. Total voluntarily waived fees amounted to $76,627 for a net fee of $76,885. There will be no recoupment of these voluntarily waived fees.

Effective June 17, 2024, Popular Asset Management LLC resigned as co-investment adviser to Fund. UBS Asset Managers of Puerto Rico will continue as sole investment adviser to the Fund per its existing Amended and Restated Investment Advisory Contract. Prior to its resignation, Popular Asset Management LLC provided advisory services in exchange for a fee calculated at an annual rate of 0.30% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in a separate investment advisory agreement with the Fund. Popular Asset Management LLC will continue to provide certain ancillary administration services to the Fund under a Transitional Ancillary Services Agreement through May 31, 2025. The Fund will pay Popular Asset Management LLC $2,500 per month for these services.

ALPS Fund Services, Inc. (“ALPS”), together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, dividend disbursing agent, and shareholder servicing agent to the Fund. For the six-month period ended March 31, 2025, the administration fees to ALPS amounted to $64,991 of which $28,488 remains payable at six-month period-end. For the six-month period ended March 31, 2025, the transfer agency fees payable to Banco Popular de Puerto Rico amounted to $6,248 of which $1,353 is payable at six-month period-end.

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the six-month period ended March 31, 2025, the custody fees amounted to $9,467 of which $494 is payable.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. Each Independent Director receives a stipend from the Fund of $1,000 for attendance at each regular Board meeting and unitholder meeting and up to $1,000 for attendance at each special Board meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. Three of the Independent Directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the period ended March 31, 2025, the compensation expense for the six Independent Directors of the Fund was $13,664.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, and/or UBS Financial Services Inc., or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of procedures for Affiliated Transactions in an effort to address

Semi-Annual Report | March 31, 2025	27

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

potential conflicts of interest that could arise. See Note 13 for further information on recent events. There were no related party transactions during the period.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended March 31, 2025, and the fiscal year ended September 30, 2024, were as follows:

	For the Six Months Ended March 31, 2025	For the Year Ended September 30, 2024
Common shares outstanding - beginning of period	14,837,203	14,834,103
Common shares issued as reinvestment of dividends	1,560	3,100

Common shares outstanding - end of period	14,838,763	14,837,203

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six-month period ended March 31, 2025, was $8,500,000 and proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the six-month period ended March 31, 2025, were $551,421. Reverse repurchase agreements entered into for the six-month period ended March 31, 2025, were $79,107,683. There were no related party transactions during the period.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the period	4.60%
Maximum aggregate balance outstanding at any time during the period	$16,106,683
Average balance outstanding during the period	$12,913,523
Average interest rate during the period	4.80%

At March 31, 2025, the interest rate on reverse repurchase agreements was 4.6% with maturities up to April 10, 2025. Some of the outstanding agreements to repurchase as of March 31, 2025, may be called by the counterparty before their maturity date.

At March 31, 2025, investment securities with fair values amounting to $16,248,818 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $50,913 at March 31, 2025.

At March 31, 2025, the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
Unaffiliated	$15,325,000	$-	$15,325,000	$-

Total	$15,325,000	$-	$15,325,000	$-

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $15,325,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under reverse repurchase agreements are classified as Level 2 securities under the fair value hierarchy. There are no long-term financial debt instruments outstanding at March 31, 2025.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At March 31, 2025, the Fund had investments with an aggregate market value of $22,838,172 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at March 31, 2025, the Fund had an investment with market value of $637,522, issued by one issuer located in the United States and not guaranteed by the U.S. government.

Under normal circumstances, the Fund invests, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

Semi-Annual Report | March 31, 2025	29

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent period end, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED GAIN (LOSS) ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$834,143

Reclassification of realized gain (loss) on securities’ paydowns	(12,006)

Distributable net investment income for tax purposes	$822,137

Net realized loss on investments	$24,013

Reclassification of realized gain (loss) on securities’ paydowns	12,006

Net realized loss on investments, for tax purposes	$36,019

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$66,337,123

Gross appreciation	485,628

Gross depreciation	(711,182)

Net appreciation/(depreciation)	$(225,554)

Tax Basis of Distributions to Shareholders:

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period in which amounts are distributed may differ from the period in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at period-end.

Semi-Annual Report | March 31, 2025	31

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

For the six months ended March 31, 2025, the Fund distributed $816,125 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at March 31, 2025, were as follows:

Undistributed net investment income, beginning of the period	$2,236,445

Distributable net investment income for the period	822,137

Dividends	(816,125)

Undistributed net investment income, end of the period	$2,242,457

Accumulated net realized loss on investments, beginning of the period	$(140,996,330)

Net realized loss on investments for the period	36,019

Accumulated net realized loss on investments, end of the period	$(140,960,311)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities, but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives.

Semi-Annual Report | March 31, 2025	33

Puerto Rico Residents Bond Fund I	Notes to Financial Statements
March 31, 2025 (Unaudited)

Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Since the Fund does not hold any derivatives as of March 31, 2025, SEC Rule 18f-4 has no impact on the Fund.

NOTE 13. SUBSEQUENT EVENTS

On April 30, 2025, the Board declared an ordinary net investment income dividend of $0.00911 per common unit, totaling $136,026.93 which was paid on May 12, 2025, to common unitholders of record as of March 31, 2025.

The Fund has performed an evaluation of events occurring subsequent to March 31, 2025, through May 30, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

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Puerto Rico Residents Bond Fund I	Other Information
March 31, 2025 (Unaudited)

Unitholder Meeting

The overall management of the business and affairs of the Fund is vested with Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico (formerly known as PaineWebber Trust Company of Puerto Rico), as co-trustees of the Fund (the “Trustees”) and the Board of Directors. The Fund does not hold annual or other regular meetings of unitholders for the purpose of electing directors or otherwise. The unitholders do not have the right to elect directors, except for upon the written request of holders of at least 10% of the Fund’s outstanding units or at such time as less than a majority of the members of the Board consists of directors who were not (i) initially selected to serve on the Board or (ii) elected by the unitholders. In the latter case, directors will be elected so that at least two-thirds of the directors holding office shall have been elected by the unitholders.

At inception of the Fund, the initial members of the Board of Directors were appointed by the Trustees and UBS Financial Services Inc. (formerly known as PaineWebber Incorporated of Puerto Rico) and Popular Securities, LLC, in their capacities as co-settlors and unitholders/co-sponsors of the Fund. Subsequently, upon the occurrence of any vacancy and in accordance with the Fund’s Deed of Trust, as amended, such vacancy was filled by appointment by a majority of the remaining members of the Board or, if an Independent Director, by appointment by a majority of the remaining Independent Directors, or by unitholders when so required by the By-Laws for the procedures and operation of the Fund.

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N- PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N- PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

Semi-Annual Report | March 31, 2025	35

Puerto Rico Residents Bond Fund I	Privacy Policy
March 31, 2025 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

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INVESTMENT ADVISER	DIRECTORS AND OFFICERS
UBS Asset Managers

Enrique Vila del Corral

Chairman of the Board

Clotilde Pérez

Director

J. Gabriel Pagán Pedrero

Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Carlos Ubinas

President

William Rivera

Treasurer

Liana Loyola

Secretary

Jerald Wirzman

Chief Compliance Officer

of Puerto Rico
250 Muñoz Rivera Avenue
Tenth (10th) Floor
San Juan, Puerto Rico 00918
ADMINISTRATOR
ALPS Fund Services, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
TRANSFER AGENT
Banco Popular de Puerto Rico
Popular Fiduciary Services
209 Muñoz Rivera Avenue
Popular Center, North Tower, 4th Floor
San Juan, Puerto Rico 00918
CUSTODIAN
JPMorgan Chase Bank, N.A.
1111 Polaris Parkway
Columbus, Ohio 43240
PUERTO RICO LEGAL COUNSEL
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918
U. S. LEGAL COUNSEL
Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT ACCOUNTANTS
Ernst & Young, LLP
One Manhattan West
New York, New York 10001

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about Mr. William Rivera, who replaced Mr. Leslie Highley as the Fund’s Portfolio Manager effective January 14, 2025, and who was primarily responsible for the day-to-day portfolio management of the Fund as of January 14, 2025.

Mr. William Rivera has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 1987 and UBS Asset Managers of Puerto Rico since 2001, most recently as an Executive Director since 2011. He currently serves as Treasurer and Principal Financial Officer of the Puerto Rico Residents Family of Funds since 2022 and First Vice President of the UBS Puerto Rico Family of Funds since 2002, Treasurer and Principal Financial Officer of the UBS Puerto Rico Family of Funds (except the Short Term Investment Fund for Puerto Rico Residents) since 2015, and Treasurer and Principal Financial Officer of the Short Term Investment Fund for Puerto Rico Residents since 2025. Prior thereto, Mr. Rivera was First Vice President at Drexel Burnham Lambert from 1985 to 1987 and Assistant Vice President of Banco Popular Investments from 1980 to 1985. Mr. Rivera holds a Business Administration Degree from the University of Puerto Rico and is a SIFMA Graduate from the Securities Industry Institute at the Wharton School, University of Pennsylvania.

(a)(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management as of March 31, 2025:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
William Rivera	Registered Investment Companies	20	$1.8 billion	0	$ 0
	Other Pooled Investment Vehicles	—	$ 0	0	$ 0
	Other Accounts	—	$ 0	0	$ 0

As described above, the Portfolio Manager does manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and the Portfolio Manager may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Adviser has adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, the Investment Adviser determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Investment Adviser may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation. Portfolio Manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of the Investment Adviser.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one-, three- or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the Investment Adviser’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the Investment Adviser based on its operating earnings.

Deferred Compensation. Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests in the Investment Adviser which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.

(a)(4) The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager of the Fund as of March 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
William Rivera	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by the Fund for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)  There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending subject to procedures adopted by its Board of Directors.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	Item applicable only to annual report on Form N-CSR.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President
Date:	June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President
Date:	June 6, 2025
By:	/s/ William Rivera
William Rivera
Treasurer
Date:	June 6, 2025